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                                                                  EXHIBIT 10.35

                           CONFIDENTIALITY AGREEMENT

     THIS CONFIDENTIALITY AGREEMENT (this "Agreement") is made and entered into this _____ day of __________, 1996, by and between Phoenix International Ltd., Inc., a client/server banking software company, located at 900 Winderley Place, Suite 140, Maitland, FL 32751 ("Company"), and _________________ "Recipient" below.

     1. DEFINITIONS. For purposes of this Agreement, "Information" shall mean the information referred to in Attachment A, Information, as well as any other information labeled "Confidential" by Company or provided to Recipient by Company with reference to this Agreement. Such Information excludes, however, any information that (1) has been or is obtained by Recipient from a source independent of Company and not desiring such information from Company, (2) is or becomes generally available to the public other than as a result of an unauthorized disclosure by Recipient or its personnel, or (3) is independently developed by Recipient without reliance in any way on the Information or Materials provided by Company. "Materials" shall mean all memoranda, notes, records, drawings, manuals, disks, or other documents and media, including all copies, extracts, and summaries thereof, containing any Information or provided to Recipient by Company with reference to this Agreement. "Authorized Use" means the purposes described in Attachment B, Authorized Use.

     2. LIMITED USE. Recipient acknowledges that it is to be given access to the Information and Materials solely for purposes of Authorized Use. Recipient agrees that (1) it will not use the Information, (2) will keep the Information confidential at all times, and (3) will not copy or modify the Materials, or any copy, adaptation, transcription, or merged portion thereof, except as expressly authorized by Company. Recipient shall limit its disclosure of the Information and Materials to employees within its own organization whom Company could reasonably expect to have a legitimate need to receive such Information and Materials in order to accomplish the Authorized Use.

     3. PROPRIETARY PROTECTION. Company shall have sole and exclusive ownership of all right, title, and interest in and to the Information and Materials, including ownership of all copyrights and trade secrets pertaining thereto, subject only to the rights and privileges expressly granted by Company.

     Company claims and reserves all rights and benefits afforded under federal and international copyright law in all software programs and documentation included in the Materials as copyrighted works. The binary or object code version of such software programs may under no circumstances be reverse-engineered or reverse-compiled without Company's further written consent.

     The Information, including the source code version of all software programs that may be included in the Materials, is considered to include valuable trade secrets of Company. Recipient acknowledges that, in the event of any breach of this Agreement, Company will not have an adequate remedy in money or damages. Company therefore shall be entitled in such event to obtain an injunction against such breach from any court of competent jurisdiction immediately upon request. Company's right to obtain such relief shall not limit its right to obtain other remedies.

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     4. DISCLAIMER.  Except as may otherwise be set forth in a signed, written agreement between parties, Company makes no representation or warranty as to accuracy, completeness, condition, suitability, or performance of the Information or Materials, and Company shall have no liability whatsoever to Recipient resulting from its use of the Information and Materials.

     5. TERM AND TERMINATION. Upon the earlier of Company's request or the completion of the Authorized Use, Recipient shall promptly return or destroy all Materials and discontinue all further use of the Information. Upon Company's request, Recipient shall promptly certify that such action has been taken. The restrictions contained in this Agreement shall remain in effect until three (3) years after the return or destruction of all Materials.

     6. GENERAL. The interpretation and enforcement of this Agreement shall be governed by the laws of the State of Florida, as it applies to a contract executed, delivered, and performed solely in such state. Recipient may not sell, transfer, assign, sublicense, or subcontract any right or obligation hereunder without the prior written consent of Company.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as set forth below.


PHOENIX INTERNATIONAL LTD., INC.


Signature:
          ---------------------------------


By:  Ralph Reichard
     --------------------------------------
Title:  President & Chief Operating Officer
        -----------------------------------
Date:
       ------------------------------------



          ---------------------------------
Signature:

By:
   ----------------------------------------
Title:
       ------------------------------------
Date:.
       ------------------------------------


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                                  Attachment A

                                  INFORMATION



Information related to Company's software products and services, and future plans, business practices, installation and conversion methodology, sales and marketing plans, and strategy and differentiating strategy for product positioning.


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                                  Attachment B


                                 AUTHORIZED USE



Information, Materials, conversations, and presentations to be used only by MONE for the express purpose of completing the market and product assessment engagement including providing contracted-for deliverables to Company.


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